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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 15, 2003




                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)



          Minnesota                      0-21625                  41-1782300
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


            8091 Wallace Road, Eden Prairie, MN                55344
         (Address of principal executive offices)            (Zip Code)


                                 (952) 294-1300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.      OTHER EVENTS AND REQUIRED FD DISCLOSURE

On December 15, 2003, Famous Dave's of America, Inc. issued a press release announcing that David W. Anderson was confirmed by the U.S. Senate as Assistant Secretary of the U.S. Department of the Interior, Indian Affairs and has resigned as Chairman of the Board in connection with the confirmation. K. Jeffrey Dahlberg has been appointed to replace Mr. Anderson as Chairman of the Board. In addition, F. Lane Cardwell has been elected to the Board of Directors to fill the vacancy created by Mr. Anderson's resignation. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

             99.1 Famous Dave's of America, Inc. Press Release dated December 15, 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FAMOUS DAVE'S OF AMERICA, INC.


Date: December 15, 2003                   By:      /s/ Diana G. Purcel
                                              ----------------------------------
                                              Name:  Diana G. Purcel
                                              Title: Vice President, Chief
                                                     Financial Officer and
                                                     Secretary